                                                                   EXHIBIT 10.28












________________________________________________________________________________

                             WARRANT AGREEMENT OF
                               YES CLOTHING CO.

                               2,000,000 SHARES

                           Dated as of June 17, 1995


________________________________________________________________________________




                         COMMON STOCK PURCHASE WARRANT

     WARRANT AGREEMENT dated as of June 17, 1995, between YES Clothing Co., a California corporation (the "Company"), the Company as Warrant Agent, and Georges Marciano (the "Warrant Holder" or "Holder").

     The Company proposes to issue the Common Stock Purchase Warrant as hereinafter described (the "Warrant") to purchase an aggregate of up to 2,000,000 shares of its Common Stock (the "Common Stock"), no par value per share (the shares of Common Stock issuable on exercise of the Warrant being referred to herein as the "Warrant Shares"), in favor of Warrant Holder.

     In consideration of the benefits and services provided to the Company by the Warrant Holder, and for the purpose of defining the terms and provisions of the Warrant and the respective rights and obligations thereunder of the Company and the Holder, the Company and the Warrant Holder hereby agree as follows:

     SECTION 1.     TRANSFERABILITY AND FORM OF THE WARRANT.

             1.1 REGISTRATION. The Warrant shall be numbered and shall be registered on the books of the Company maintained at the principal office of the Company in Los Angeles, California ("the Warrant Register"). The Company shall be entitled to treat the Holder of the Warrant as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any Company registration or transfer of Warrant which is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

             1.2 TRANSFER--GENERAL. Subject to the terms hereof, the Warrant shall be transferable only on the books of the Company maintained at its principal office upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the Company shall countersign and deliver a new Warrant to the persons entitled thereto. The Company or the Warrant Agent may require the payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer.

             1.3 TRANSFER RESTRICTIONS. The Holder may provide for the transfer of the Warrant only as may be permitted under applicable federal and state securities laws.

             1.4 FORM OF THE WARRANT. The text of the Warrant and of the form of election to purchase Warrant Shares (the "Purchase Form") shall be substantially as set forth in Exhibit A attached hereto. The price per Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrant shall be executed on behalf of the Company by its President or one of its Vice Presidents, under its corporate seal reproduced thereon, and attested by its Secretary or an Assistant Secretary.

                    The Warrant shall be dated as of the date of countersignature thereof by the Company either upon initial issuance or upon transfer.

     SECTION 2.     TERM OF THE WARRANT; EXERCISE OF THE WARRANT; WARRANT PRICE,
                    ETC.

             2.1 TERM OF THE WARRANT. Subject to the terms of this Agreement, the Holder shall have the right, which may be exercised from time to time, until a date two years from the date hereof, to purchase from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to purchase on exercise of such Warrant. If the last day for the exercise of the Warrant shall not be a business day, then the Warrant may be exercised on the next succeeding business day.

             2.2 EXERCISE OF THE WARRANT. The Warrant may be exercised upon surrender to the Company, at its principal office, of the certificate evidencing the Warrant to be exercised, together with the Purchase Form on the reverse thereof duly filled in and signed, and upon payment to the Company, of the Warrant Price (as defined in and determined in accordance with the provisions of Sections 2 and 6 hereof), for the number of Warrant Shares in respect of which
such Warrant is then exercised.   Upon partial exercise, a Warrant Certificate
for the unexercised portion shall be delivered to the Holder. Payment of the aggregate Warrant Price shall be made in cash, by certified or official bank check.

                    Subject to Section 3 hereof, upon such surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 7 hereof, in respect of any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrant and payment of the Warrant Price, as aforesaid; provided, however,
                                                             --------  -------
that if, at the date of surrender of such Warrant and payment of such Warrant Price, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrant shall be closed, the certificates for the Warrant Shares in respect of which such Warrant are then exercised shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares; provided, further, that the transfer books
                                     --------  -------
of record, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 calendar days.

             2.3 COMPLIANCE WITH GOVERNMENT REGULATIONS. Holder acknowledges that none of the Warrant or Warrant Shares has been registered under the Securities Act, and may be sold or disposed of in the absence of such registration only pursuant to an exemption from such registration and in accordance with this Agreement. The Warrant and the Warrant Shares will bear a legend to the following effect:

     "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR OTHER DISPOSITION OR PLEDGE OF THESE SECURITIES OR THE SECURITIES UNDERLYING THESE SECURITIES CAN BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO ACTION LETTER OR INTERPRETIVE OPINION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

             2.4 WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon exercise of the Warrant (the "Warrant Price") shall be $1.25, subject to adjustment pursuant to Section 6 hereof.

             2.5 SHAREHOLDERS APPROVAL. This Warrant may only be exercised after the grant hereof has been approved by a vote of the Company's shareholders. The Company covenants to seek shareholder approval as soon as possible.

     SECTION 3. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant and Warrant Shares upon the exercise of Warrant; provided, however, that the Company shall
                                     --------  -------
not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of the Warrant or certificates for Warrant Shares in a name other than that of the Holder of such Warrant.

     SECTION 4. MUTILATED OR MISSING WARRANT. In case the Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity or bond, if requested, also reasonably satisfactory to them. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

     SECTION 5.     RESERVATION OF WARRANT SHARES.

             5.1 RESERVATION OF WARRANT SHARES. There have been reserved, and the Company shall at all times keep reserved, out of its authorized shares of Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrant. The transfer agent for the Common Stock ("Transfer Agent"), and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be and are hereby irrevocably authorized and directed at all times until the Expiration Date to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrant will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof. The Company will supply such Transfer Agent and any subsequent transfer agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 7 of this Agreement. The Company will furnish to such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each Holder. The Warrant surrendered in the exercise of the rights thereby evidenced shall be cancelled by the Company.

             5.2 CANCELLATION OF THE WARRANT. In the event the Company shall purchase or otherwise acquire the Warrant, the same shall be cancelled and retired.

     SECTION 6. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

             6.1 MECHANICAL ADJUSTMENTS. The number of Warrant Shares purchasable upon the exercise of the Warrant and the Warrant Price shall be subject to adjustment as follows:

                    (a) In case the Company shall at any time after the date of this Agreement (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the number of Warrant Shares purchasable upon exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder of the Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the

     Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph
     (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                    (b) In case the Company shall issue rights, options or warrants to holders of its outstanding Common Stock entitling them (for a period within 45 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a price per share which is lower at the record date mentioned below than the then current market price per share of Common Stock (as defined in paragraph (e) below), the number of Warrant Shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights, options or warrants plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustments shall be made whenever such rights, options or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

                    (c) In case the Company shall distribute to holders of its shares of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus legally available for payment of dividends at the time of any such payment or distribution, but excluding dividends or distributions referred to in paragraph (a) above or in the paragraph immediately following this paragraph) or rights, options or warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Warrant Shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon the exercise of the Warrant by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in paragraph (e) below) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                    In the event of a distribution by the Company to holders of its shares of Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the number of Warrant Shares purchasable upon the exercise of the Warrant, the Holder of the Warrant, upon the exercise thereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Holder would have been entitled if such Holder had exercised such Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 6.1; provided, however, that
                                                                   -------
     no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of a Warrant or upon the exercise of a Warrant other than adjustments required by this Section 6.

                    (d) In case the Company shall issue shares of Common Stock or rights, options or warrants containing the right to subscribe for or purchase shares of Common Stock or securities convertible into Common Stock (excluding (i) shares, rights, options, warrants or convertible securities issued in any of the transactions described in paragraphs (a),
     (b) or (c) above, or (ii) Warrant Shares issued upon exercise of the Warrant), for a price per share of Common Stock, in the case of the issuance of Common Stock, or for a price per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the then current market price per share of Common Stock (as defined in paragraph (e) below) on the date the Company fixed the offering, conversion or exchange price of such additional shares, the number of Warrant Shares thereafter purchasable upon the exercise of the Warrant shall be determined by multiplying the number of Warrant Shares theretofore purchasable upon exercise of the Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the current market price per share of Common Stock at such record date. Such adjustment shall be made whenever such shares, rights, options or warranties are issued, and shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                    (e)     For the purpose of any computation under paragraphs
     (b), (c) and (d) of this Section, the current market price per share of Common Stock at any date shall be the average of the daily closing prices for 10 consecutive trading days commencing 12 trading days before the date of such computation. The closing price for each day shall be the last such reported sales price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case on the principal national securities exchange or in the NASDAQ National Market System to which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading, the average of the closing bid and asked prices of the Common Stock in the over-the-counter market as reported by NASDAQ or any comparable system, or if the Common Stock is not listed on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Board of Directors of the Company for that purpose. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price on the basis of such quotations as it considers appropriate or in the case of securities which are not quoted, the Board of Directors of the Company shall determine the current market price based upon such information and advice as it considers appropriate. In the case of rights, options, warrants or convertible or exchangeable securities, the price per share of Common Stock shall be determined by dividing (x) the total amount received or receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise or conversion or exchange thereof, by (y) the total number of shares of Common Stock covered by such rights, options, warrants or convertible or exchangeable securities.

                    (f) Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

                    (g) In case the Company shall sell or issue shares of Common Stock or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe or purchase shares of Common Stock in the following situations:

                         (i) to officers, directors, consultants or employees of the Company pursuant to an employee stock option plan approved by the Company's shareholders either at a price not less than 90% of the current market price of the Company's Common Stock or in an amount (taking into account all prior sales or issuances excluded pursuant to this clause (i)) not greater than 5% of the total number of shares of Common Stock outstanding on a fully diluted basis; or

                         (ii) to sellers of assets or interests in other enterprises in exchange for such assets or interests, there shall be no adjustment in the Warrant Price or the number of Warrant Shares either upon the initial issuance of such securities or upon the exercise or conversion thereof.

                    (h) No adjustment in the number of Warrant Shares purchasable hereunder shall be required unless such adjustment would result in an increase or decrease of at least one percent (1%) of the Warrant Price; provided, however, that any adjustments which by reason of this
            --------  -------
     paragraph (h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment or upon exercise of the Warrant. All calculations shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                    (i) No adjustment in the number of Warrant Shares purchasable upon the exercise of the Warrant need be made under paragraphs
     (b), (c), or (d) if the Company issues or distributes to the Holder of the Warrant the shares, rights, options, warrants, or convertible or exchangeable securities, or evidences of indebtedness or assets referred to in those paragraphs which the Holder of the Warrant would have been entitled to receive had the Warrant been exercised prior to the happening of such event or the record date with respect thereto. No adjustment in the number of Warrant Shares purchasable upon the exercise of the Warrant need be made for sales of Warrant Shares pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value of the Warrant Shares.

                    (j) For the purpose of this Section 6.1, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes from no par value to par value, changes in par value, or changes from par value to no par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holder shall become entitled to purchase any securities of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of the Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs (a) through (h), inclusive, above, and the provisions of Section 2 and Sections
     6.2 through 6.3, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other securities; provided, however, that the
                                                 --------  -------
     Warrant Price shall at no time be less than the par value of the Common Stock of the Company; provided, further, that the Company shall reduce the
                           --------  -------
     par value of its Common Stock from time to time as necessary so that such par value shall not be more than the Warrant Price then in effect.

                    (k) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, the issuance of which required an adjustment in the number of shares of Common Stock purchasable upon exercise of the Warrant, if any thereof shall not have been exercised, the Warrant Price and the number of shares of Common Stock purchasable upon the exercise of the Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the
                    --------  -------
     effect of increasing the Warrant Price or decreasing the number of shares of Common Stock purchasable upon the exercise of the Warrant by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights, and provided further that the issuance of shares of Common Stock pursuant to rights, options, warrants or conversion or exchange rights shall not be cause for additional adjustments beyond the adjustments provided in respect of the initial issuance of the rights, options, warrants or conversion or exchange rights.

             6.2 NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Warrant Price of such Warrant Shares is adjusted, as herein provided, the Company shall mail by first class, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to the Holder a copy of a certificate of either the Board of Directors of the Company or of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Warrant Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive evidence of the correctness of such adjustment in the absence of manifest error.

             6.3 NO ADJUSTMENT FOR DIVIDENDS. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise or conversion of a Warrant.

             6.4 PRESERVATION OF PURCHASE RIGHTS UPON MERGER, CONSOLIDATION, ETC. In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an amendment to this Agreement that each Holder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive upon the happening of such consolidation, merger, sale, transfer or lease had such Warrant been exercised immediately prior to such action; provided, however, that no adjustment in respect of
                      --------  -------
dividends, interest or other income on or from such shares or other securities and property shall be made during the term of a Warrant or upon the exercise of a Warrant. Such agreement shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this
Section 6. The provisions of this Section 6.4 shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

             6.5 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of the Warrant, the Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant initially issuable pursuant to this Agreement.

     SECTION 7. FRACTIONAL INTERESTS. The Company shall not be required to issue fractional Warrant Shares on the exercise of the Warrant. If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of the Warrant (or specified portion thereof), the Company shall pay an amount in cash equal to the closing price for one share of the Common Stock, as defined in paragraph (e) of Section 6.1, on the trading day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

     SECTION 8. NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDER. Nothing contained in this Agreement or in the Warrant shall be construed as conferring upon the Holder or his permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

     SECTION 9. INSPECTION OF WARRANT AGREEMENT. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holder during normal business hours at its principal office.

     SECTION 10. IDENTITY OF TRANSFER AND WARRANT AGENT. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or Warrant Agent, or any other shares of the Company's capital stock issuable upon the exercise of the Warrant, the Company will notify the Holder of the name and address of such subsequent transfer agent.

     SECTION 11. NOTICES. Any notice pursuant to this Agreement by any Holder to the Company, shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Company at its office at 1380 West Washington Boulevard, Los Angeles, California 90007-1233, Attention: President.

             Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party. Any notice mailed pursuant to this Agreement by the Company or the Warrant Agent to the Holder shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Holder at his address on the books of the Warrant Agent.

     SECTION 12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws. The parties hereto agree to submit to the jurisdiction of the Courts of the State of California in any action or proceeding arising out of or relating to this Agreement.

     SECTION 13. SUPPLEMENTS AND AMENDMENTS. The Company and the Warrant Agent may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrant and which shall not adversely affect the interests of the Holder.

     SECTION 14. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 15. MERGER OR CONSOLIDATION OF THE COMPANY. So long as the Warrant remains outstanding, the Company will not merge or consolidate with or into, or sell, transfer or lease all or substantially all of its property to, any other corporation unless the successor or purchasing corporation, as the case may be (if not the Company), shall expressly assume, by supplemental agreement, the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

     SECTION 16. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, and the Holder any legal or equitable right, remedy or claim under this Agreement, but this Agreement shall be for the sole and exclusive benefit of the Company and the Holder.

     SECTION 17. CAPTIONS. The captions of the Sections of this Agreement have been inserted for convenience only and shall have no substantive effect.

     SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day, month and year first above written.

                                      THE COMPANY:

                                      YES Clothing Co., a California corporation

                                      By: /s/ Guy Anthome
                                          ---------------
                                      Title: President
                                             ---------


                                      THE WARRANT AGENT:

                                      YES Clothing Co., a California corporation

                                      By: /s/ Guy Anthome
                                          --------------
                                      Title: President
                                             ---------


                                      THE WARRANT HOLDER:

                                      Georges Marciano

                                      /s/ Georges Marciano
                                      --------------------
                                      Address:

                                      __________________________________________

                                      __________________________________________

                                   EXHIBIT A

                              Warrant Certificate

No. [   ]                                                       2,000,000 Shares


                         COMMON STOCK PURCHASE WARRANT

                             Void After 5:00 P.M.
                         Pacific Time on June 16, 1997


     THIS CERTIFIES THAT, for value received, Georges Marciano, the registered holder of this Common Stock Purchase Warrant (the "Warrant") or permitted assigns (the "Holder"), is entitled to purchase from YES Clothing Co., a California corporation (the "Company"), at any time until 5:00 p.m. Pacific Time on June 16, 1997 (the "Expiration Date"), at the purchase price of $1.25 per share (the "Warrant Price"), the number of shares of Common Stock of the Company (the "Common Stock") which is equal to the number of Shares set forth above.
The number of shares purchasable upon exercise of this Warrant and the Warrant Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. This Warrant may only be exercised after the grant hereof has been approved by a vote of the Company's shareholders. The Company covenants to seek shareholder approval as soon as possible.

     This Warrant is issued under and in accordance with a Warrant Agreement dated as of June 17, 1995, between the Company and the Warrant Holder and is subject to the terms and provisions contained in the Warrant Agreement, to all of which the Holder of this Warrant by acceptance hereof consents. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company.

     This Warrant may be exercised in whole or in part by presentation of this Warrant with the Purchase Form on the reverse side hereof duly executed and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company in Los Angeles, California. Payment of such price shall be made at the option of the Holder hereof in cash or by certified or official bank check. Terms relating to exercise of Warrant is set forth more fully in the Warrant Agreement.

     This Warrant may be exercised in whole or in part. Upon partial exercise, a Warrant Certificate for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of this Warrant but the Company shall pay the cash value of any fraction upon the exercise of the Warrant. This Warrant is transferable only in limited circumstances as described in this Warrant Agreement at the office of the Company in Los Angeles, California, in the manner and subject to the limitations set forth in the Warrant Agreement.

     "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR OTHER DISPOSITION OR PLEDGE OF THESE SECURITIES OR THE SECURITIES UNDERLYING THESE SECURITIES CAN BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY OR A NO ACTION LETTER OR INTERPRETIVE OPINION OF THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT."

     The Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company. Any notice to the contrary notwithstanding, and until such transfer on which books, the Company may treat the Holder hereof as the owner for all purposes.

     This Warrant does not entitle any Holder hereof to any of the rights of a stockholder of the Company.

     This Warrant shall not be valid or obligatory for any purpose until it shall have been countersigned by the Company.

                                 YES Clothing Co.



                                 By: /s/  Guy Anthome
                                     ------------------------------------
                                     Guy Anthome, President



Attest /s/ Jeffrey Busse
       --------------------------
       Jeffrey Busse
       Secretary


DATED: As of June 17, 1995

                                 PURCHASE FORM

                                Mailing Address


______________________________________   _______________________________________
______________________________________   _______________________________________
______________________________________   _______________________________________

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, _______________ shares of the stock provided for therein, and tenders herewith payment of the purchase price in full in the form of cash or by cashier's check in the amount of $______________.]

     The undersigned requests that certificates for such shares be issued in the name of:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
             (Please Print Name, Address and Social Security No.)

          DATED:                   , 19

Name of Warrantholder or Permitted Assignee:

________________________________________________________________________________


Address:

________________________________________________________________________________
________________________________________________________________________________
Signature:______________________________________________________________________

Signature Guaranteed:  Note:  The above signature must correspond with the name as written upon the face of this Warrant
                              Certificate in every particular, without alteration or enlargement or any change whatever, unless this Warrant has been assigned.